UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Hughes Landing Blvd, Suite 800

The Woodlands, Texas 77380

(Address of principal executive offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In August of 2014, Andy Atchison was appointed as the Company’s interim principal financial officer and principal accounting officer. He served as the Company’s principal financial officer until July of 2015, when that role was filled by J. Michael Anderson. Effective November 9, 2015, Mr. Atchison’s role as the principal accounting officer of the Company will be filled by Ms. Jami Phillips. Ms. Phillips has worked for the Company in various finance positions since 2013, and has served as the Company’s Controller since October 9, 2014. Prior to working for the Company, Ms. Phillips worked for CBIZ, Inc., a financial services company from 2010 to 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company

Date: November 10, 2015	By:	/s/ Steven F. Crooke
Steven F. Crooke
Sr. Vice President-General Counsel, CAO & Secretary